Converted Organics Announces Decision to Forego Reverse Stock Split

Company Decides it is in the Best Interest of Its Shareholders to Refrain From Effecting a
Reverse Split at This Time

BOSTON, June 16, 2011 (GLOBE NEWSWIRE) — Converted Organics Inc. (Nasdaq:COIN) announced today that it has decided not to effect the 1-for-10 reverse split of the Company’s stock that had been approved by the Company’s Board of Directors on June 13, 2011. Market conditions indicated to the Company that the reverse split is not beneficial to the shareholders at this time.

“We contemplated the reverse split to maintain our NASDAQ listing. Current market conditions indicated the reverse split is not in the best interest of our shareholders,” said Edward J. Gildea, President and CEO of Converted Organics. “We understand that not effecting the reverse split means our shares may be delisted from NASDAQ, but we believe our shares will be traded on the Over the Counter Bulletin Board (OTCBB).”

On December 28, 2010, NASDAQ granted the Company a 180-day extension to regain compliance with the $1 minimum bid price per share requirement under Listing Rule 5550(a)(2). NASDAQ also specified that failure to raise the share price to $1 for a minimum of 10 consecutive business days prior to the extension deadline of June 27, 2011 would cause the Company’s stock to be delisted. If the stock is delisted, the Company will work with NASDAQ to make the transition to the OTCBB as smooth as possible.

About Converted Organics

Converted Organics’ (Nasdaq:COIN) mission is to promote, develop and operate profitable innovative clean technologies that contribute to the improvement of our environment by use of sustainable business practices and the judicious use of natural resources. Converted Organics Inc. is currently composed of three primary lines of business at the intersection of Agriculture, Water and Waste Recycling. Each business contributes to our mission and uses sustainable business practices that protect and value the environment. The three lines of business are Organic Fertilizer (Converted Organics), Vertical Farming (TerraSphere Systems), and Industrial Wastewater Treatment (Industrial Wastewater Resources).

This press release contains forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. Forward-looking statements include the Company’s ability to make a timely transition to the OTCBB. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the Company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of our future performance, taking into account information currently available to the Company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors described in the “Risk Factors” section in the Company’s most recently filed annual report on Form 10-K, as updated in the Company’s quarterly reports on Form 10-Q filed since the annual report, not all of which are known to the Company. Neither the Company nor any other person assumes responsibility for the accuracy or completeness of these statements. The Company will update the information in this press release only to the extent required under applicable securities laws. If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the aforementioned forward-looking statements.

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CONTACT: Converted Organics Inc. investor@convertedorganics.com 617-624-0111

Source: Converted Organics Inc.

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